ROSE BENGAL SODIUM

One Molecule. Many Diseases. One Catalyst.

2026 ANNUAL STOCKHOLDER MEETING

provectus biopharmaceuticals

OTCQB: PVCT

FORWARD-LOOKING STATEMENTS

The information in this presentation may include “forward-looking statements” within the meaning of U.S. federal securities legislation and relating to the business of Provectus Biopharmaceuticals, Inc. and its affiliates (Provectus or the Company) that are based on the opinions and estimates of Company management and are subject to a variety of risks, uncertainties, and other factors, which could cause actual events or results to differ materially from those projected in these forward-looking statements.

Forward-looking statements are often, but not always, identified using words such as “seek,” “anticipate,” “budget,” “plan,” “continue,” “estimate,” “expect,” “forecast,” “may,” “will,” “project,” “predict,” “potential,” “targeting,” “intend,” “could,” “might,” “should,” “believe,” and similar words suggesting future outcomes or statements regarding an outlook.

The safety, efficacy, and durability of agents and/or uses under investigation by Provectus have not been established. There is no guarantee these agents will receive health authority approval or become commercially available in any country or such agents as products will achieve any revenue levels.

Due to the risks, uncertainties, and assumptions inherent in forward-looking statements, readers should not place undue reliance on them. Forward-looking statements contained in this presentation are made as of the date hereof or as of the date specifically specified herein.

The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except in accordance with applicable federal securities laws. Forward-looking statements are expressly qualified by this cautionary statement.

Risks, uncertainties, and assumptions include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including those described in Item 1A of Provectus’s:

- Annual Report on Form 10-K for the period ended December 31, 2025, and
- Quarterly Report on Form 10-Q for the period ended March 31, 2026.

2026 ANNUAL STOCKHOLDER MEETING AGENDA

Part 1: Meeting Activities

Welcome

Introductions

Preliminary Matters

Order of Business

Other Business

Report of the Inspector of the Election

Conclusion of the Annual Meeting

Part 2: Company Update

Opening Remarks

Presentation, *Rose Bengal Sodium: A Systems-Intelligent Platform*

Q&A Session

Closing Comments

PART I:
MEETING ACTIVITIES

MEETING ACTIVITIES

1 WELCOME

2 INTRODUCTIONS

3 PRELIMINARY MATTERS

- Inspector of Election
- Record Date
- Shares Entitled to Notice & Vote
- Quorum
- Reading of the Notice of the Annual Meeting, Affidavit of Mailing, and Minutes
- Stockholders’ Proxies
- Stockholders’ Ballots

4 ORDER OF BUSINESS

Proposal #1: To elect four directors to serve on our Board of Directors

Proposal #2: To conduct an advisory vote to approve the compensation of our named executive officers

Proposal #3: To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for 2026

Proposal #4: To authorize our Board to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to effect a reverse stock split of our common stock, Series D Convertible Preferred Stock, and Series D-1 Convertible Preferred Stock at a ratio between 1-for-10 and 1-for-50, where the ratio would be determined by our Board at its discretion, and to make corresponding amendments to the Certificates of Designation to provide for the proportional adjustment of certain terms upon a reverse stock split

Proposal #5: To authorize our Board, if and only if Proposal #4 is approved, to amend our Certificate of Incorporation, as amended by the Certificates of Designation, to decrease the number of authorized shares of our common stock and preferred stock by the same reverse stock split ratio determined by our Board

5 OTHER BUSINESS

6 REPORT OF THE INSPECTOR OF THE ELECTION

7 CONCLUSION OF THE ANNUAL MEETING

PART 2:

COMPANY UPDATE



OPENING REMARKS

ED PERSHING, CHAIRMAN &
CHIEF EXECUTIVE OFFICER

ROSE BENGAL SODIUM:
A SYSTEMS-INTELLIGENT PLATFORM

A single molecule with the biological intelligence to address disease across multiple organ systems.

Presented by
Dominic Rodrigues, Vice Chairman & President

THE ROSE BENGAL SODIUM (RBS) MOLECULE

4 iodine atoms.
4 chlorine atoms.
One universal catalyst.


Cl
Cl
Cl
Cl
Na+
O-
O
I
I
Na+
O
O
O-
I
I

AI-ASSISTED R&D: ACCELERATING THE PATH FROM MOLECULE TO MEDICINE

Why AI is critical to Provectus

How we currently deploy AI

- Target Identification
- Mechanism of Action Validation
- Cross-Disease Signal Validation
- Preclinical and Clinical Data Analysis and Assessment
- Strategic Implication: Defining Value Creation

Illustration for future AI use

- Clinical Trial Design
- Biomarker Strategy & Patient Selection
- IP Creation & Protection


Ai

CLINICAL-STAGE ASSET

INJECTABLE SOLID TUMORS: INTRATUMORAL PV-10 (IL PV-10)

Clinical

- Penile SCC
- Certain Other Adult Solid Tumors

Research

- **HCC:** Collaboration with NIH CIO
- **Rare Pediatric Cancer:** Collaboration with St. Jude's Children's Research Hospital (also systemic administration)

* Other Clinical: Phase 1-3 Stage III-IV melanoma, Phase 1 Cancers metastatic to the liver (HCC, mCRC, mPDAC, metastatic uveal melanoma, etc.), Phase 1 recurrent breast cancer; Single-agent and combination therapy settings; Expanded access use



CLINICAL-STAGE ASSET

OPHTHALMOLOGY: TOPICAL PV-305 + PDAT

VisiRose

Regulatory

- Pre-IND meeting submission (device regulatory included)
- Proposed Phase 2b/3 clinical trial design:
  - Fusarium fungal keratitis
  - Multiple RB-PDAT cycles

Program Updates

- Clinical (unaffiliated)
  - **REAGIR II:** bacterial keratitis (NCT06271772); single RB-PDAT cycle; +steroids
  - **"REAGIR 2.0:"** Fusarium fungal keratitis; multiple RB-PDAT cycles

* www.visirose.com


RB
Treatment Duration
9
20
26
ZOOM
1.00
1.25
1.50
1.75
2.00
Photodynamic Antimicrobial Therapy

CLINICAL-STAGE ASSET

DERMATOLOGY: TOPICAL PH-10

Ongoing Mechanistic Research

Implications of Preliminary Findings

* Clinical: Phase 1-2 Psoriasis, Atopic Dermatitis, Actinic Keratosis

EARLY-STAGE ASSETS
PV-10-BASED FORMULATIONS

- **IND Expansion: Oral PV-10 (and IV PV-10)**
  - Anecdotal Clinical Data
  - Lead Indication(s)
  - Bladder Cancer Research Results
  - Rare Pediatric Cancer (also intratumoral administration)
- **Wound Healing**
- **Neurodegenerative**
- **Proprietary**



MANUFACTURING


Drug Substance / API
Current Drug Product Candidates
RBS
PV-10
PV-305

* Clinical: Also PH-10

CORPORATE DEVELOPMENT

Planned New Offices
Perkins Place

Potential Future Activities

Potential New Name

Potential Nasdaq Uplisting

Strategic & Tactical Option
Reverse Split & Reduction in Authorized Shares

OPEN SCIENCE RESEARCH & SHAREHOLDER COMMUNICATIONS

Veripure™

Open Science Research

Program Structure

VERIPURE

Shareholder & Investor Communications

PRs

SEC Filings

Substack Posts

2025-2026 PRESENTATIONS, PUBLICATIONS, PATENTS, OTHER ACHIEVEMENTS & NOTABLE ACTIVITY

June 2025

Data from preclinical research were published in *Molecular Cancer Therapeutics*: "PV-10 triggers immunogenic cell death in head and neck squamous cell carcinoma via endoplasmic reticulum stress and apoptosis."

Injectable solid tumor cancers

August 2025

New U.S. patent was awarded for pediatric solid tumors: "*In vitro* and xenograft anti-tumor activity of a halogenated-xanthene against refractory pediatric solid tumors." (12,377,068)

Injectable solid tumor cancers

September 2025

New preclinical research was initiated on oral and intravesical PV-10 for the treatment of bladder cancer.

Solid tumor cancers

November 2025

New international patents were awarded in Australia, Canada, and Korea for blood cancers, pediatric solid tumor cancers, and vaccines (July to November).

Solid tumor cancers, Blood cancers, Vaccines

December 2025

Data from preclinical research were published in *Human Vaccines & Immunotherapeutics*: "PV-10 as New Adjuvant Enhances Immune Responses in Hepatitis B Vaccination Through STING Pathway."

Vaccines

* Since the 2025 Annual Stockholder Meeting.

2025-2026 PRESENTATIONS, PUBLICATIONS, PATENTS, OTHER ACHIEVEMENTS & NOTABLE ACTIVITY

February 2026

Vials of PV-10 received for preclinical research at National Institutes of Health Clinical Center's Center for Interventional Oncology on intratumoral PV-10 for hepatocellular carcinoma.

Injectable solid tumor cancers

April 2026

Data from preclinical research were published in *Medicina*: "The Association of Rose Bengal with Macrophage Polarization and Oxidative Stress Response in Full-Thickness Excisional and Grafted Burn Wounds: A Porcine *In Vivo* Study."

Wound healing

May 2026

Data from clinical study and preclinical research were presented at the Annual Meeting of the Association for Research in Vision and Ophthalmology (ARVO).

Ophthalmology

May 2026

Data analysis from preclinical research were reported on oral and intravesical PV-10 for the treatment of bladder cancer.

Solid tumor cancers

June 2026

Vials of PV-10 received for preclinical research at St. Jude's Children's Research Hospital on PV-10 for the treatment of alveolar rhabdomyosarcoma.

Pediatric solid tumor. cancers

* Since the 2025 Annual Stockholder Meeting.

Q&A Session

BOARD OF DIRECTORS

Webster Bailey
Jack Lacey, MD
Ed Pershing
Dominic Rodrigues



CLOSING REMARKS

ED PERSHING, CHAIRMAN &
CHIEF EXECUTIVE OFFICER

CAPITAL MARKETS SNAPSHOT

Ticker	**PVCT**
Exchange	**OTCQB**
Sector	**Biotechnology**
Market Cap	**$25.93 million**
52-Week Range	**$0.0380 - $0.1050**
Shares Outstanding	**420.28 million**

* As of June 17, 2026

Mailing Address

Provectus Biopharmaceuticals, Inc.
800 S. Gay St., Suite 1610
Knoxville, TN 37929 USA

+1 (866) 594-5999 / Fax: +1 (866) 998-0005

Investor Relations

investorrelations@pvct.com
+1 (866) 594-5999 x1

Media Relations

mediarelations@pvct.com
+1 (866) 594-5999 x4

Transfer Agent

Broadridge Corporate Issuer Solutions, Inc.,
P.O. Box 1342, Brentwood, NY 11717 USA
shareholder@broadridge.com
+1 (800) 733-1121 / Fax: +1 (215) 553-5402

WHY INVEST IN PROVECTUS



Clinical trials demonstrating viability of lead cancer immunotherapy candidate PV-10

Highly experienced & passionate management focused on principled culture building, decision-making, and business strategy execution

Open-source network of physician-researchers, scientists, and major medical institutions to alleviate high R&D fixed costs

Corporate principles of cure, safety, accessibility, accountability, fiscal responsibility, and shareholder value

Committed to developing safe, effective, accessible and affordable immunotherapy drugs for those afflicted with cancer and other diseases

OTCQB: PVCT

www.ProvectusBio.com

info@provectus.com